UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 9, 2004


                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                     0-21394                  41-1713474
(State of other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                   Identification Number)


            1650 WEST 82ND STREET, SUITE 1200, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (952) 881-4105

              (Former name, former address and former fiscal year,
                         if changed since last report):

                   5223 INDUSTRIAL BOULEVARD, EDINA, MN 55439

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Amended Form 8-K replaces the Form 8-K filed January 9, 2004 on the same subject.

     On January 6, 2004, GelStat Corporation ("GSC"), formally known as Developed Technology Resource, Inc., dismissed Gallogly, Fernandez & Riley, LLP ("GFR") as its independent auditor. The dismissal of GFR was recommended and adopted by our Audit Committee and approved by our Board of Directors. GFR audited our financial statements for the fiscal year ended December 31, 2002. Our financial statements for the fiscal year ended December 31, 2001 were audited by KPMG, LLP.

     GFR's report on our financial statements for the fiscal year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period ending January 6, 2004, (i) there were no disagreements between us and GFR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GFR, would have caused them to make reference to the subject matter of the disagreement in connection with their reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC). The decision to replace GFR was not the result of any disagreement between us and GFR on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

     Concurrently, on January 6, 2004, the Audit Committee of our Board of Directors and our Board of Directors approved the appointment of Virchow, Krause & Company, LLP ("VKCo") as our new independent accountant and auditor. VKCo will audit our financial statements to be included in the Form 10-KSB for the fiscal year ending December 31, 2003 and we intend to have VKCo continue to serve as our independent accounting and audit firm thereafter. We did not consult with VKCo on any matters related to accounting principles or practice, financial statement disclosures or audit procedures during our two most recent fiscal years and the subsequent interim period through January 6, 2004 prior to selecting and appointing VKCo as our auditor.

     We furnished GFR with a copy of this amended Report on Form 8-K prior to filing with the SEC and requested that GFR furnish us with a letter addressed to the SEC stating whether it agrees with the statements in this Report. A copy of GFR's letter to the SEC is filed with this Report as Exhibit 16.1.

ITEM 7.   EXHIBITS

     16.1 Letter from Gallogly, Fernandez & Riley, LLP

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2004                GELSTAT CORPORATION

                                        By /s/ Stephen C. Roberts
                                           -------------------------------------
                                           Stephen C. Roberts, Chief Executive
                                           Officer and Chief Financial Officer
                                           (Principal executive officer and
                                           principal accounting and financial
                                           officer) and Authorized Signatory

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